Exhibit 99.1


                             Joint Filer Information



 Date of Event Requiring Statement:     May 22, 2006

 Issuer Name and Ticker or Trading
   Symbol:                              AutoNation, Inc. (AN)

 Designated Filer:                      ESL Investments, Inc.

 Other Joint Filers:                    ESL Partners,  L.P., ESL
                                        Institutional  Partners,  L.P., ESL
                                        Investors,   L.L.C.,  CBL  Partners,
                                        L.P.,  ESL  Investment Management,
                                        LLC,  Tynan,  LLC, RBS Partners,
                                        L.P., and RBS Investment Management,
                                        LLC, Edward S. Lampert and
                                        William C. Crowley


 Addresses:                             The principal business address of each
                                        of the Joint Filers above is 200
                                        Greenwich Avenue, Greenwich, CT 06830.

 Signatures:                            ESL INVESTMENTS, INC.

                                            By:   /s/ Theodore W, Ullyot
                                                  ------------------------------
                                                  Name:  Theodore W. Ullyot
                                                  Title: EVP & General Counsel

                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P.,
                                             as its general partner

                                        By:  ESL Investments, Inc.,
                                             as its general partner

                                             By:   /s/ Theodore W, Ullyot
                                                   ----------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, LLC,
                                             as its general partner

                                        By:  ESL Investments, Inc.,
                                             as its manager

                                             By: /s/ Theodore W, Ullyot
                                                   --------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                        ESL INVESTORS, L.L.C.

                                        By:  RBS Partners, L.P.,
                                             as its managing member

                                        By:  ESL Investments, Inc.,
                                             as its general partner

                                            By:  /s/ Theodore W, Ullyot
                                                 ----------------------------
                                                 Name:  Theodore W. Ullyot
                                                 Title: EVP & General Counsel

                                        CBL PARTNERS, L.P.

                                        By:  ESL Investments, Inc.,
                                             as its general partner

                                             By: /s/ Theodore W, Ullyot
                                                 ---------------------------
                                                 Name:  Theodore W. Ullyot
                                                 Title: EVP & General Counsel

                                        ESL INVESTMENT MANAGEMENT, LLC

                                        By:  /s/ Theodore W, Ullyot
                                             ---------------------------
                                             Name:  Theodore W. Ullyot
                                             Title: EVP & General Counsel

                                        TYNAN, LLC
                                        By:  /s/ Willam C, Crowley
                                             ---------------------------
                                             Name:  William C. Crowley
                                             Title: Member

                                        RBS PARTNERS, L.P.

                                        By:  ESL Investments, Inc.,
                                             as its general partner

                                             By:  /s/ Theodore W, Ullyot
                                                  -----------------------
                                                  Name:  Theodore W. Ullyot
                                                  Title: EVP & General Counsel

                                        RBS INVESTMENT MANAGEMENT, LLC

                                        By:  ESL Investments, Inc.,
                                             as its manager

                                           By:   /s/ Theodore W, Ullyot
                                                 ------------------------
                                                 Name:  Theodore W. Ullyot
                                                 Title: EVP & General Counsel

                                        EDWARD S. LAMPERT

                                        /s/ Edward S. Lampert
                                        ------------------------
                                        Edward S. Lampert

                                        WILLIAM C. CROWLEY

                                        /s/ William C. Crowley
                                        ------------------------
                                        William C. Crowley